UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 7, 2026

Cloudflare, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39039	27-0805829
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
101 Townsend Street
San Francisco, CA		94107
(Address of principal executive offices)		(Zip code)
(888) 993-5273
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	NET	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 7, 2026 (the “Original Form 8-K”) by Cloudflare, Inc. This Amendment is being filed solely to correct the omission of the Item Number (Item 2.05) in the EDGAR submission header of the Original Form 8-K. No other changes have been made to the Original Form 8-K, which is restated herein.
Item 2.02    Results of Operations and Financial Condition.
On May 7, 2026, Cloudflare, Inc. (the "Company") reported financial results for the fiscal quarter ended March 31, 2026. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference.

The information contained in Items 2.02 and 7.01 of this report, including Exhibit 99.1 attached hereto, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by the Company regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 2.05     Costs Associated with Exit or Disposal Activities.

On May 7, 2026, the Company announced a plan (the “Plan”) designed to further accelerate its evolution to an agentic AI-first operating model. As part of the Plan, the Company expects to reduce its current workforce by approximately 20%. The Company currently estimates that it will incur charges of between $140 million and $150 million in connection with the Plan, consisting primarily of cash expenditures for notice periods, severance payments, employee benefits and related costs of between $105 million and $110 million and non-cash expenses related to vesting of share-based awards of between $35 million and $40 million. The Company expects that the majority of the restructuring charges will be incurred in the second quarter of fiscal 2026, and that the execution of the Plan will be substantially complete by the end of the third quarter of fiscal 2026. The Company’s estimates are subject to a number of assumptions, and the actual costs incurred may differ materially from those initial estimates.
Item 7.01    Regulation FD Disclosure.
On May 7, 2026, the Company posted supplemental financial and other information on its investor relations website (https://cloudflare.NET).

The Company announces material information to the public through a variety of means, including filings with the Securities and Exchange Commission, press releases, public conference calls, the Company’s website (https://www.cloudflare.com), its investor relations website (https://cloudflare.NET), and its news site (https://www.cloudflare.com/press). The Company uses these channels, as well as social media, including its blog (https://blog.cloudflare.com), its X account (@Cloudflare), its Facebook account (@Cloudflare), and its Instagram account (@cloudflare), to communicate with investors and the public about the Company, its products, and other matters. Therefore, the Company encourages investors, the media, and others interested in the Company to review the information it makes public in these locations, as such information could be deemed to be material information.

Forward-Looking Statements

Certain information in this Current Report on Form 8-K may be considered “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “appears,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans, or intentions. Forward-looking statements in this Current Report on Form 8-K include, without limitation, statements regarding the Plan and the intent for the Plan to align the Company’s organizational structure with a new operating model, the estimated reduction of the Company’s current workforce, the estimated charges in connection with the Plan, including the primary components of such charges, the anticipated timing of the implementation of the Plan and the timing of such charges, and the expected benefits from the Plan and related actions.

The Company’s expectations and beliefs regarding these matters may not materialize, and there are significant risks and uncertainties in achieving the intended results. Many of the obstacles to achieving the intended results are described in the “Risk Factors” section in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 26, 2026 and available at www.sec.gov as well as other filings that the Company makes with the Securities and Exchange Commission from time to time. Such risks and uncertainties include, but are not limited to, risks related to the expected benefits of artificial intelligence and automation tools to the Company’s employees, to the Company’s customers, to the pace of the Company’s innovation and to the Company’s overall business.
Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements to reflect events or circumstances after the date of this report. Should underlying assumptions prove incorrect, actual results and projections could differ materially from those expressed in any forward-looking statements.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release Issued by Cloudflare, Inc., dated May 7, 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cloudflare, Inc.

Dated: May 7, 2026	By:	/s/ Alissa Starzak
Alissa Starzak
Chief Legal Officer and Secretary